BIF GOVERNMENT SECURITIES FUND

(the “Fund”)

Supplement dated May 20, 2016 to the

Prospectus and Summary Prospectus of the Fund dated January 4, 2016 and the Statement of Additional Information of the Fund, dated

January 4, 2016 (as amended February 26, 2016)

On May 19, 2016, the Board of Trustees of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective at the close of business on July 11, 2016, the Fund will no longer accept purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

PRSAI-BIF-GS-0516SUP